UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 17, 2005

                          Willis Group Holdings Limited
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Bermuda
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                 (State or Other Jurisdiction of Incorporation)

          001-16503                                   98-0352587
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    (Commission File Number)               (IRS Employer Identification No.)

                            c/o Willis Group Limited
                               Ten Trinity Square
                            London EC3P 3AX, England
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                    (Address of Principal Executive Offices)

                               (44) (20) 7488-8111
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.    Entry into a Material Definitive Agreement.

On October 17, 2005, Willis North America Inc. ("Willis"), a subsidiary of Willis Group Holdings Limited (the "Company"), entered into definitive documentation with respect to a new $300 million five-year revolving credit facility (the "Facility"). The Facility completes the replacement of Willis' bank loan agreement entered into in December 2003, which had included both a revolving loan facility and a term loan facility. The term loans were repaid in July 2005 from the proceeds of the $600 million public bond issue. This new Facility replaces the $150 million revolving credit facility under the previous agreement. The Facility provides for a $50 million sublimit for swingline loans.

The Facility will mature on October 17, 2010. The Facility is guaranteed by the Company and other subsidiaries of the Company.

The covenants contained in the Facility include a maximum leverage ratio and a minimum interest coverage ratio.

The Facility was provided by a group of fourteen financial institutions led by Banc of America Securities Limited and Royal Bank of Scotland plc as Joint Lead Arrangers. Banc of America Securities Limited is the Administrative Agent. The Company has a number of other commercial relationships with the lenders under the Facility.

The foregoing summary is qualified in its entirety by reference to the agreement for the Facility, a copy of which is filed herewith and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

     (c) Exhibits:

     10.27 $300 million Revolving Credit Agreement dated as of October 17, 2005 among Willis North America Inc., Willis Group Holdings Limited, Banc of America Securities Limited, Bank of America, N.A., and the lenders listed therein.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             WILLIS GROUP HOLDINGS LIMITED


Date: October 18, 2005                       By:  /s/ William P. Bowden, Jr.
                                                  ------------------------------
                                             Name:  William P. Bowden, Jr.
                                             Title: Group General Counsel

                                                    EXHIBIT INDEX


Exhibit No.                                 Description
-----------                                 -----------

10.27 $300 million Revolving Credit Agreement dated as of October 17, 2005 among Willis North America Inc., Willis Group Holdings Limited, Banc of America Securities Limited, Bank of America, N.A., and the lenders listed therein.